5/97                                          Page 1

SERVICER'S CERTIFICATE
CHEVY CHASE AUTO RECEIVABLES TRUST 1995-2
5.80 % AUTO RECEIVABLES BACKED CERTIFICATES

Distribution Date:June 16, 1997
Collection Period:May, 1997
Record Date:      June 15, 1997

          Under the pooling and Servicing Agreement, dated as of December 1, 1995, between Chevy Chase Bank, F.S.B. (as "Seller and "Servicer") and Norwest Bank Minnesota, National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables Trust 1995-2 (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.    Information Regarding the Current Monthly Distribution.
      1.  Certificates
          (a)     The Aggregate amount of the
                  distribution to
                  Certificate holders on the
                  Distribution Date Set forth
                  above  .  .  .  .  .  . $    6,688,271.86

          (b)     The amount of the distribution
                  set forth in paragraph (a)
                  above allocable to principal,
                  including any overdue
                  principal  .  .  .  .  .$    6,075,990.44

          (c)     The amount of the distribution
                  set forth in paragraph (a) above
                  allocable to interest, including
                  any overdue interest  . $      612,281.42


          5/97                                   Page 2



       (d)     The Insured Payments, if any, with
                  respect of such Distribution
                  Date  .  .  .  .  .  .  $            0.00

       (e)     The Premium Amount with
                  respect of such Distribution
                  Date  .  .  .  .  .  .  $        9,045.22

          (f)     The amount of the distribution
                  set forth in paragraph (a) above,
                  per Certificate in a principal
                  amount of $1,000.  .  . $      27.0142677

          (g)     The amount of the distribution
                  set forth in paragraph (b) above,
                  per Certificate in a principal
                  amount of $1,000.  .  . $      24.5412322

          (h)     The amount of the distribution
                  set forth in paragraph (c) above,
                  per Certificate in a principal
                  amount of $1,000.  .  . $       2.4730356
                  The amount of the distribution

          (i)     set forth in paragraph (d) above,
                  per Certificate in a principal
                  amount of $1,000.  .  . $       0.0000000

          (j)     The Certificate Principal Balance
                  as of such Distribution Date (after
                  giving effect to any distribution on
                  such Distribution Date) $  120,602,924.85

          (k)     The balance of the Reserve Account,
                  after effect to distributions
                  and deposits and the change in
                  balances on such
                  Distribution Date ......$    6,810,950.58



          5/97                                   Page 3


          (l)     The balance of the Yield
                  Maintenance Account , after
                  giving effect to distributions
                  on such Distribution
                  Date ...................$       62,667.30

B.    Information Regarding the Performance of the Trust.
      1.  Net Losses, Delinquencies and Pool Balance.
          (a)     The aggregate net losses on the
                  Receivables for the related Collection
                  Period.  .  .  .  .  .  $      214,862.98

          (b)     The aggregate principal balance of all
                  Receivables which were delinquent 30
                  days or more as of the last day of the
                  related Collection Perio$    5,012,264.14

          (c)     The Pool Balance as of the end of the
                  related Collection Perio$  121,083,565.95

          (d)     The Certificate Factor as of the end
                  of the related Collectio$       0.4871213

          Weighted average annual percentage          10.66%

          Weighted average remaining term to          35.07

      (1) Weighted by current balance.


                  CHEVY CHASE BANK, F.S.B.
                     Servicer

                 Mark A. Holles
               ___________________

                  Mark A. Holles
                  Vice President